==========================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                        ---------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934
                        ---------------------------


      Date of Report (Date of earliest event reported): March 16, 1999


                           COLTEC INDUSTRIES INC
           (Exact name of registrant as specified in its charter)
                        ---------------------------


        Pennsylvania                   1-7568                  13-1846375
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                  Identification Number)
                        ---------------------------


                             3 Coliseum Centre
                           2550 West Tyvola Road
                      Charlotte, North Carolina 28217)
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (704) 423-7000

                                    N/A

       (Former name or former address, if changed since last report)


==========================================================================

ITEM 5.       OTHER EVENTS

          On March 15, 1999, the State of Indiana filed a motion to intervene in the lawsuit filed by AlliedSignal, Inc. ("AlliedSignal") on February 26, 1999 in the U.S. District Court for the Northern District of Indiana. This motion to intervene relates only to AlliedSignal's claim that the merger transaction between Coltec Industries Inc ("Coltec") and The B.F.Goodrich Company ("BFGoodrich") violates antitrust law. As previously disclosed, Coltec and BFGoodrich intend to vigorously defend the lawsuit; however, the lawsuit and the motion to intervene could delay or prevent the merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

                  None.

         (b) Pro Forma Financial Information

                  None.

         (c) Exhibits

                  Exhibit

                  None.

                          SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COLTEC INDUSTRIES INC
                              (Registrant)


Date:  March 16, 1999         By:/s/ Robert J. Tubbs
                                 --------------------
                                 Robert J. Tubbs
                                 Executive Vice President, General
                                 Counsel and Secretary